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                         SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                        FORM 8-K

                                    CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report
(Date of earliest event reported): December 6, 1995
                                  -----------------

               Exact name of
Commission     Registrant                                 IRS Employer
File           as specified          State of             Identification
Number         in its charter        Incorporation        Number
----------     --------------        --------------       --------------
1-3779         SAN DIEGO GAS &
               ELECTRIC COMPANY      California           95-1184800

1-11439        SDO PARENT CO.,INC.   California           33-0643023
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101 ASH STREET, SAN DIEGO, CALIFORNIA                               92101
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(Address of principal executive offices)                        (Zip Code)


                                                           (619) 696-2000
Registrant's telephone number, including area code-----------------------


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   (Former name or former address, if changed since last report.)














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                               FORM 8-K



Item 5.  Other Events

On December 6, 1995 the California Public Utilities Commission approved SDG&E's application to form a holding company. The new parent company's name will be Enova Corporation and it will become the holding company on January 1, 1996. At the beginning of trading on January 2, 1996 the new stock ticker symbol will be ENA. After the necessary stock transfers are made, SDG&E will become a subsidiary of Enova, as will the five companies that currently are subsidiaries of SDG&E: Enova Financial, Enova Energy Management, Enova Technologies, Califia and Pacific Diversified Capital. The common stock of SDG&E will be converted share-for-share into the common stock of Enova. All of SDG&E's debt securities and outstanding shares of preferred and preference stock will remain with SDG&E and will be unaffected.

Effective January 1, 1996 Thomas A. Page will become chairman of Enova. He will retain his title as SDG&E chairman, but will step down as SDG&E's president and chief executive officer. He will retire from both chairman positions at the end of 1997, consistent with company policy. Stephen L. Baum, currently SDG&E executive vice president, will become president and chief executive officer of Enova. He will also become a director of both Enova and SDG&E. SDG&E Executive Vice President Donald E. Felsinger will become president and chief executive officer and a director of SDG&E. Also effective January 1, 1996 the members of SDG&E's current Board of Directors will also serve as directors of Enova.

Several SDG&E officers will hold shared management positions with Enova and SDG&E. These include David R. Kuzma, SDG&E senior vice president, chief financial officer and treasurer; Frank H. Ault, SDG&E vice president and controller; and Margot A. Kyd, SDG&E vice president of human resources. The position of general counsel, currently unfilled, will also become a shared officer position. These officers will retain their current titles at SDG&E and assume similar titles at Enova.

For additional information please see the attached press release filed as an exhibit hereto.


Item 7.  Financial Statements and Exhibits

(c) Exhibits

28.1  December 6, 1995 San Diego Gas and Electric Company news release.






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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              SAN DIEGO GAS & ELECTRIC COMPANY
                                    (Registrant)


Date: December 7, 1995    				    By:       /s/ F.H. Ault
                       				      _____________________________
                            	 				         F.H. Ault
                                  Vice President and Controller



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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SDO PARENT CO.,INC.



Date: December 7, 1995                By:       /s/ F.H. Ault
                                         ______________________________
                             	 	                  F.H. Ault
                                           Vice President and Controller